ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING MAP Plus NPSM

Supplement dated February 29, 2012 to the Contract Prospectus and
Contract Prospectus Summary, each dated April 29, 2011, as amended

The following information updates and amends certain information contained in your variable annuity
Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract Prospectus and Contract Prospectus Summary for future reference.

IMPORTANT INFORMATION REGARDIN THE ING INTERNATIONAL
SMALLCAP MULTI-MANAGER FUND

Effective on or about February 29, 2012, the ING International SmallCap Multi-Manager Fund (Class
A) changed its name to ING International SmallCap Fund (Class A). Accordingly, all references to ING
International SmallCap Multi-Manager Fund (Class A) appearing in the Contract Prospectus and Contract
Prospectus Summary are deleted and replaced with ING International SmallCap Fund (Class A).

IMPORTANT INFORMATION REGARDING THE LORD ABBETT
MID-CAP VALUE FUND

Effective on or about March 31, 2012, the Lord Abbett Mid-Cap Value Fund (Class A) will change its name to Lord Abbett Mid Cap Stock Fund, Inc. (Class A). Accordingly, all references to Lord Abbett
Mid-Cap Value Fund (Class A) appearing in the Contract Prospectus and Contract Prospectus Summary
are deleted and replaced with Lord Abbett Mid Cap Stock Fund, Inc. (Class A).

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers,
LLC (member SIPC), One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.109860-11D	February 2012